UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2019

TOTAL SYSTEM SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-10254	58-1493818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of Principal Executive Offices, and Zip Code)

(706) 644-4388

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	TSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 29, 2019, Total System Services, Inc. (“TSYS”) held a special meeting of shareholders. At the special meeting, shareholders voted on the following matters: (1) approval of the agreement and plan of merger agreement, dated as of May 27, 2019 (the “Merger Agreement”), by and between Global Payments Inc. (“Global Payments”) and TSYS and the transactions contemplated thereby, including the merger of TSYS with and into Global Payments (the “Merger”); (2) approval, on an advisory (non-binding) basis, of the executive officer compensation that will or may be paid to or become payable to TSYS’ named executive officers in connection with the Merger; (3) approval, on an advisory (non-binding) basis, of an amendment to Global Payments’ articles of incorporation to declassify Global Payments’ board of directors and provide for the annual election of directors; and (4) approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of the Merger Agreement.

A total of 131,264,885 shares of TSYS common were present or represented by proxy at the meeting. This represented approximately 74.16% of the shares of TSYS common that were outstanding and entitled to vote at the TSYS special meeting, constituting a quorum for all matters to be presented at the TSYS special meeting.

The results of the shareholders’ votes are reported below:

1.	With respect to the approval of the Merger Agreement, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
130,708,912	264,378	291,575	—

2.	With respect to the approval, on an advisory (non-binding) basis, of the executive officer compensation that will or may be paid to or become payable to TSYS’ named executive officers in connection with the Merger, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
115,862,905	14,187,798	1,214,182	—

3.	With respect to the approval, on an advisory (non-binding) basis, of an amendment to Global Payments’ articles of incorporation to declassify Global Payments’ board of directors and provide for the annual election of director, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
130,716,132	239,739	309,014	—

4.	With respect to the approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of the Merger Agreement, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
111,746,407	19,224,363	294,115	—

Because the total votes cast in favor of the approval of the Merger Agreement at the TSYS special meeting represented over the requisite percentage of the requisite securities, no adjournment to solicit additional proxies was necessary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

By:	/s/ Kathleen Moates
Name:	Kathleen Moates
Title:	Senior Deputy General Counsel

Date: August 29, 2019